UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 12, 2005 (May 9, 2005)

                                  _____________

                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                 0-51251                 20-1538254
      (State or Other Jurisdiction     (Commission              (IRS Employer
           of Incorporation)          File Number)           Identification No.)


                 103 Powell Court, Suite 200
                     Brentwood, Tennessee                           37027
           (Address of principal executive offices)               (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

Item 8.01. Other Events.

     On May 9, 2005, LifePoint Hospitals, Inc., a Delaware corporation (the "Company"), announced the signing of a definitive agreement to acquire Danville Regional Medical Center and related assets in Danville, Virginia, for a purchase price of $210 million plus working capital. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits

           99   Press Release of LifePoint Hospitals, Inc., dated May 9, 2005

                                Page 2 of 4 pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 12, 2005        LIFEPOINT HOSPITALS, INC.

                                    By:   /s/  William F. Carpenter III
                                          --------------------------------------
                                          William F. Carpenter III
                                          Executive Vice President, General
                                          Counsel and Secretary


                                Page 3 of 4 pages

                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    ---------------------------------------------------------------------

99         Press Release of LifePoint Hospitals, Inc., dated May 9, 2005

                                Page 4 of 4 pages